Registration No. 333-
    ========================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                  ------------

                               FORD MOTOR COMPANY
             (Exact name of registrant as specified in its charter)

        Delaware                                     38-0549190
(State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)

      One American Road
      Dearborn, Michigan                                 48126-1899
(Address of principal executive offices)                 (Zip Code)

                                   -----------

                  FORD MOTOR COMPANY DEFERRED COMPENSATION PLAN
                            (Full title of the Plan)
                                   -----------

                           PETER J. SHERRY, Jr., Esq.
                               Ford Motor Company
                                 P. O. Box 1899
                                One American Road
                          Dearborn, Michigan 48126-1899
                                 (313) 323-2260
 (Name, address and telephone number, including area code, of agent for service)
                                   -----------

                         CALCULATION OF REGISTRATION FEE

========================== ======================== ======================== ======================== ================
                                                       Proposed maximum         Proposed maximum         Amount of
 Title of securities to    Amount to be registered    offering price per       aggregate offering      registration
      be registered                                       obligation                 price**                fee
-------------------------- ------------------------ ------------------------ ------------------------ ----------------
  Deferred Compensation
      Obligations*               $10,000,000                 100%                  $10,000,000            $1,267
========================== ======================== ======================== ======================== ================

* The Deferred Compensation Obligations are unsecured obligations of Ford Motor Company to pay deferred compensation in the future in accordance with the terms of the Ford Motor Company Deferred Compensation Plan.
**  Estimated solely for the purpose of determining the registration fee.

================================================================================


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                                      - 2 -


                  FORD MOTOR COMPANY DEFERRED COMPENSATION PLAN

                             ----------------------

            INCORPORATION OF CONTENTS OF PRIOR REGISTRATION STATEMENT

     The  contents  of  Registration   Statement  Nos.  333-104063,   333-85138,
333-56660,  333-31466,  333-74313,  333-65703, 333-47733, 333-20725 and 33-62227
are incorporated herein by reference.


               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8. Exhibits.


Exhibit 4.1 -   Ford Motor Company Deferred Compensation Plan as amended and restated as of January 1, 2000, filed as Exhibit 10-R to the Registrant's Annual Report on Form 10-K for the year ended
                December 31, 1999 and incorporated herein by reference.

Exhibit 4.2 -   Amendment to Ford Motor Company Deferred  Compensation  Plan,
                effective as of April 12, 2000. Filed as Exhibit 4.2 to
                Registration Statement No. 333-56660 and incorporated herein by reference.

Exhibit 4.3 -   Amendment to Ford Motor Company  Deferred  Compensation  Plan,
                effective as of June 1, 2000.  Filed as Exhibit 4.3 to
                Registration Statement No. 333-56660 and incorporated herein by reference.

Exhibit 4.4 -   Amendment to Ford Motor Company Deferred  Compensation  Plan,
                effective as of March 10, 2004. Filed as Exhibit 10-P-3 to the Registrant's Annual Report on Form 10-K for the year ended
                December 31, 2003 and incorporated herein by reference.

Exhibit 5.1 -   Opinion of Kathryn S. Lamping, an Assistant Secretary and
                Managing Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

Exhibit 5.2 -   Opinion of Bonnie S. Gorichan, Counsel to Ford Motor Company,
                with respect to compliance requirements of the Employee
                Retirement Income Security Act of 1974.  Filed with this
                Registration Statement.

Exhibit 23  -   Consent of Independent Accountants.  Filed with this
                Registration Statement.

Exhibit 24.1 -  Powers of Attorney authorizing signature.  Filed as Exhibit 24.1 to Registration Statement No. 333-105674 and Exhibit 24.2 to Registration Statement No. 333-110105 and incorporated herein by reference.

Exhibit 24.2 -  Certified resolutions of Board of Directors authorizing signature pursuant to a power of attorney.  Filed as Exhibit
                24.2 to Registration Statement No. 333-105674 and incorporated herein by reference.


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                                      -4-

      The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 12th day of March, 2004.

                                       FORD MOTOR COMPANY

                                       By:   William Clay Ford, Jr.*
                                          -------------------------------------
                                            (William Clay Ford, Jr.)
                                           Chairman of the Board of Directors

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


         Signature                               Title                                Date
         ---------                               -----                                ----
                                        Director, Chairman of the Board
   William Clay Ford, Jr.*              and Chief Executive Officer and
------------------------------          Chair of the Environmental and
 (William Clay Ford, Jr.)               Public Policy Committee
                                        (principal executive officer)


    John R. H. Bond*                    Director
------------------------------
   (John R. H. Bond)




    Stephen G. Butler                   Director                                 March 12, 2004
------------------------------
   (Stephen G. Butler)



    Kimberly A. Casiano                 Director
------------------------------
   (Kimberly A. Casiano)



     Edsel B. Ford II*                  Director
------------------------------
    (Edsel B. Ford II)



     William Clay Ford*                 Director
------------------------------
    (William Clay Ford)


         Signature                               Title                                Date
         ---------                               -----                                ----


  Irvine O. Hockaday, Jr.*              Director and Chair of
------------------------------          the Audit Committee
 (Irvine O. Hockaday, Jr.)



     Marie-Josee Kravis*                Director and Chair of the
------------------------------          Compensation Committee
    (Marie-Josee Kravis)



    Richard A. Manoogian*               Director
------------------------------
  (Richard A. Manoogian)



      Ellen R. Marram*                  Director and Chair of the                March 12, 2004
------------------------------          Nominating and Governance
     (Ellen R. Marram)                  Committee



     Homer A. Neal*                     Director
------------------------------
    (Homer A. Neal)



       Jorma Ollila*                    Director
------------------------------
      (Jorma Ollila)



      Carl E. Reichardt*                Director and Chair of the
------------------------------          Finance Committee
    (Carl E. Reichardt)



     Robert E. Rubin*                   Director
------------------------------
    (Robert E. Rubin)



    Nicholas V. Scheele*                Director and President and
------------------------------          Chief Operating Officer
  (Nicholas V. Scheele)

         Signature                               Title                                Date
         ---------                               -----                                ----


     John L. Thornton*                  Director
------------------------------
     (John L. Thornton)


                                        Vice President and
     James C. Gouin*                    Controller
------------------------------          (principal accounting officer)
   (James C. Gouin)


                                        Group Vice President and
     Donat R. Leclair*                  Chief Financial Officer                  March 12, 2004
------------------------------          (principal financial officer)
   (Donat R. Leclair)




*By: /s/K. S. Lamping
   ---------------------------
    (K. S. Lamping,
     Attorney-in-Fact)

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                                      -7-


                                  EXHIBIT INDEX

                                                                                   Sequential Page
                                                                                    at Which Found
                                                                                  (or Incorporated
                                                                                     by Reference)
                                                                                 -----------------
Exhibit 4.1 -   Ford Motor Company Deferred Compensation Plan as amended and restated as of January 1, 2000, filed as Exhibit 10-R to the
                Registrant's Annual Report on Form 10-K for the year ended
                December 31, 1999 and incorporated herein by reference.

Exhibit 4.2 -   Amendment to Ford Motor Company Deferred Compensation Plan,
                effective as of April 12, 2000.  Filed as Exhibit 4.2 to
                Registration Statement No. 333-56660 and incorporated herein by reference.

Exhibit 4.3 -   Amendment to Ford Motor Company Deferred Compensation Plan,
                effective as of June 1, 2000.  Filed as Exhibit 4.3 to
                Registration Statement No. 333-56660 and incorporated herein by reference.

Exhibit 4.4 -   Amendment to Ford Motor Company Deferred Compensation Plan,
                effective as of March 10, 2004.  Filed as Exhibit 10-P-3 to the
                Registrant's Annual Report on Form 10-K for the year ended
                December 31, 2003 and incorporated herein by reference.

Exhibit 5.1 -   Opinion of Kathryn S. Lamping, an Assistant Secretary and
                Managing Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder.  Filed with this Registration Statement.

Exhibit 5.2 -   Opinion of Bonnie S. Gorichan, Counsel to Ford Motor Company,
                with respect to compliance requirements of the Employee
                Retirement Income Security Act of 1974. Filed with this
                Registration Statement.

Exhibit 23  -   Consent of Independent Accountants.  Filed with this
                Registration Statement.

Exhibit 24.1 -  Powers of Attorney authorizing signature.  Filed as Exhibit 24.1 to Registration Statement No. 333-105674 and Exhibit 24.2 to
                Registration Statement No. 333-110105 and incorporated herein by reference.

Exhibit 24.2 -  Certified resolutions of Board of Directors authorizing signature pursuant to a power of attorney.  Filed as Exhibit
                24.2 to Registration Statement No. 333-105674 and incorporated herein by reference.

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